Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2023

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 297–303 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q23 Change
SELECTED INCOME STATEMENT DATA	1Q23		4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Reported Basis
Total net revenue	$38,349		$34,547	$32,716	$30,715	$30,717	11%	25%
Total noninterest expense	20,107		19,022	19,178	18,749	19,191	6	5
Pre-provision profit (a)	18,242		15,525	13,538	11,966	11,526	18	58
Provision for credit losses	2,275		2,288	1,537	1,101	1,463	(1)	56
NET INCOME	12,622		11,008	9,737	8,649	8,282	15	52

Managed Basis (b)
Total net revenue	39,336		35,566	33,491	31,630	31,590	11	25
Total noninterest expense	20,107		19,022	19,178	18,749	19,191	6	5
Pre-provision profit (a)	19,229		16,544	14,313	12,881	12,399	16	55
Provision for credit losses	2,275		2,288	1,537	1,101	1,463	(1)	56
NET INCOME	12,622		11,008	9,737	8,649	8,282	15	52

EARNINGS PER SHARE DATA
Net income: Basic	$4.11		$3.58	$3.13	$2.77	$2.64	15	56
Diluted	4.10		3.57	3.12	2.76	2.63	15	56
Average shares: Basic	2,968.5		2,962.9	2,961.2	2,962.2	2,977.0	—	—
Diluted	2,972.7		2,967.1	2,965.4	2,966.3	2,981.0	—	—

MARKET AND PER COMMON SHARE DATA
Market capitalization	$380,803		$393,484	$306,520	$330,237	$400,379	(3)	(5)
Common shares at period-end	2,922.3		2,934.3	2,933.2	2,932.6	2,937.1	—	(1)
Book value per share	94.34		90.29	87.00	86.38	86.16	4	9
Tangible book value per share (“TBVPS”) (a)	76.69		73.12	69.90	69.53	69.58	5	10
Cash dividends declared per share	1.00		1.00	1.00	1.00	1.00	—	—

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	18%		16%	15%	13%	13%
Return on tangible common equity (“ROTCE”) (a)	23		20	18	17	16
Return on assets	1.38		1.16	1.01	0.89	0.86

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	13.8%	(e)	13.2%	12.5%	12.2%	11.9%
Tier 1 capital ratio	15.4	(e)	14.9	14.1	14.1	13.7
Total capital ratio	17.4	(e)	16.8	16.0	15.7	15.4
Tier 1 leverage ratio	6.9	(e)	6.6	6.2	6.2	6.2
Supplementary leverage ratio (“SLR”)	5.9	(e)	5.6	5.3	5.3	5.2

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, headcount and where otherwise noted)

	QUARTERLY TRENDS
										1Q23 Change
	1Q23	4Q22		3Q22		2Q22		1Q22		4Q22	1Q22
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,744,305	$3,665,743		$3,773,884		$3,841,314		$3,954,687		2%	(5)%
Loans:
Consumer, excluding credit card loans	311,433	311,375		313,796		317,212		312,489		—	—
Credit card loans	180,079	185,175		170,462		165,494		152,283		(3)	18
Wholesale loans	637,384	639,097		628,375		621,449		608,513		—	5
Total Loans	1,128,896	1,135,647		1,112,633		1,104,155		1,073,285		(1)	5

Deposits:
U.S. offices:
Noninterest-bearing	655,766	644,902		688,292		714,478		721,401		2	(9)
Interest-bearing	1,298,620	1,276,346		1,304,012		1,343,802		1,412,589		2	(8)
Non-U.S. offices:
Noninterest-bearing	25,071	27,005		26,629		26,983		27,542		(7)	(9)
Interest-bearing	397,796	391,926		389,682		386,281		399,675		1	—
Total deposits	2,377,253	2,340,179		2,408,615		2,471,544		2,561,207		2	(7)

Long-term debt	295,489	295,865		287,473		288,212		293,239		—	1
Common stockholders’ equity	275,678	264,928		255,180		253,305		253,061		4	9
Total stockholders’ equity	303,082	292,332		288,018		286,143		285,899		4	6

Loans-to-deposits ratio	47%	49%		46%		45%		42%

Headcount	296,877	293,723		288,474		278,494		273,948		1	8

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$47	$61		$54		$54		$63		(23)	(25)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$16,456	$15,793	(e)	$14,281	(e)	$12,558	(e)	$12,182	(e)	4	35
Corporate & Investment Bank	13,600	10,598	(e)	11,925	(e)	12,003	(e)	13,576	(e)	28	—
Commercial Banking	3,511	3,404		3,048		2,683		2,398		3	46
Asset & Wealth Management	4,784	4,588		4,539		4,306		4,315		4	11
Corporate	985	1,183		(302)		80		(881)		(17)	NM
TOTAL NET REVENUE	$39,336	$35,566		$33,491		$31,630		$31,590		11	25

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$5,243	$4,556	(e)	$4,344	(e)	$3,108	(e)	$2,908	(e)	15	80
Corporate & Investment Bank	4,421	3,314	(e)	3,522	(e)	3,717	(e)	4,372	(e)	33	1
Commercial Banking	1,347	1,423		946		994		850		(5)	58
Asset & Wealth Management	1,367	1,134		1,219		1,004		1,008		21	36
Corporate	244	581		(294)		(174)		(856)		(58)	NM
NET INCOME	$12,622	$11,008		$9,737		$8,649		$8,282		15	52

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (c)
Client assets (in billions)	$2,594	$2,438		$2,302		$2,177		$2,389		6	9
Number of client advisors	8,314	8,166		8,127		7,756		7,614		2	9

J.P.Morgan Payments (d)
Total net revenue	4,458	4,423		3,762		3,130		2,595		1	72

Merchant processing volume (in billions)	558.8	583.2		545.4		539.6		490.2		(4)	14
Average deposits (in billions)	707	732		748		816		821		(3)	(14)

(a)Refer to Corporate & Investment Bank VaR on page 18 for a further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(d)Predominantly in CIB and CB; total net revenue excludes the net impact of equity investments.
(e) In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q23 Change
REVENUE	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
Investment banking fees	$1,649	$1,418	$1,674	$1,586	$2,008	16%	(18)%
Principal transactions	7,615	4,434	5,383	4,990	5,105	72	49
Lending- and deposit-related fees	1,620	1,655	1,731	1,873	1,839	(2)	(12)
Asset management fees	3,465	3,432	3,495	3,517	3,652	1	(5)
Commissions and other fees	1,695	1,574	1,574	1,723	1,710	8	(1)
Investment securities losses	(868)	(874)	(959)	(153)	(394)	1	(120)
Mortgage fees and related income	221	98	314	378	460	126	(52)
Card income	1,234	1,226	1,086	1,133	975	1	27
Other income	1,007	1,392	900	540	1,490	(28)	(32)
Noninterest revenue	17,638	14,355	15,198	15,587	16,845	23	5
Interest income	37,004	33,054	25,611	18,646	15,496	12	139
Interest expense	16,293	12,862	8,093	3,518	1,624	27	NM
Net interest income	20,711	20,192	17,518	15,128	13,872	3	49
TOTAL NET REVENUE	38,349	34,547	32,716	30,715	30,717	11	25

Provision for credit losses	2,275	2,288	1,537	1,101	1,463	(1)	56

NONINTEREST EXPENSE
Compensation expense	11,676	10,009	10,539	10,301	10,787	17	8
Occupancy expense	1,115	1,271	1,162	1,129	1,134	(12)	(2)
Technology, communications and equipment expense	2,184	2,256	2,366	2,376	2,360	(3)	(7)
Professional and outside services	2,448	2,652	2,481	2,469	2,572	(8)	(5)
Marketing	1,045	1,093	1,017	881	920	(4)	14
Other expense (a)	1,639	1,741	1,613	1,593	1,418	(6)	16
TOTAL NONINTEREST EXPENSE	20,107	19,022	19,178	18,749	19,191	6	5
Income before income tax expense	15,967	13,237	12,001	10,865	10,063	21	59
Income tax expense	3,345	2,229	2,264	2,216	1,781	50	88
NET INCOME	$12,622	$11,008	$9,737	$8,649	$8,282	15	52

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.11	$3.58	$3.13	$2.77	$2.64	15	56
Diluted earnings per share	4.10	3.57	3.12	2.76	2.63	15	56

FINANCIAL RATIOS
Return on common equity (b)	18%	16%	15%	13%	13%
Return on tangible common equity (b)(c)	23	20	18	17	16
Return on assets (b)	1.38	1.16	1.01	0.89	0.86
Effective income tax rate	20.9	16.8	18.9	20.4	17.7
Overhead ratio	52	55	59	61	62

(a)Included Firmwide legal expense of $176 million, $27 million, $47 million, $73 million and $119 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 29 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2023
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023	2022	2022	2022	2022	2022	2022
ASSETS
Cash and due from banks	$25,098	$27,697	$24,654	$27,215	$26,165	(9)%	(4)%
Deposits with banks	520,902	539,537	619,533	642,045	728,367	(3)	(28)
Federal funds sold and securities purchased under
resale agreements	317,111	315,592	301,878	322,156	301,875	—	5
Securities borrowed	195,917	185,369	193,216	202,393	224,852	6	(13)
Trading assets:
Debt and equity instruments	519,618	382,919	413,953	384,260	437,892	36	19
Derivative receivables	59,274	70,880	92,534	81,317	73,636	(16)	(20)
Available-for-sale (“AFS”) securities	197,248	205,857	188,140	222,069	312,875	(4)	(37)
Held-to-maturity (”HTM”) securities	412,827	425,305	430,106	441,649	366,585	(3)	13
Investment securities, net of allowance for credit losses	610,075	631,162	618,246	663,718	679,460	(3)	(10)
Loans	1,128,896	1,135,647	1,112,633	1,104,155	1,073,285	(1)	5
Less: Allowance for loan losses	20,053	19,726	18,185	17,750	17,192	2	17
Loans, net of allowance for loan losses	1,108,843	1,115,921	1,094,448	1,086,405	1,056,093	(1)	5
Accrued interest and accounts receivable	115,316	125,189	143,905	145,442	152,207	(8)	(24)
Premises and equipment	28,266	27,734	27,199	26,770	26,916	2	5
Goodwill, MSRs and other intangible assets	62,090	60,859	60,806	59,360	58,485	2	6
Other assets	181,795	182,884	183,512	200,233	188,739	(1)	(4)
TOTAL ASSETS	$3,744,305	$3,665,743	$3,773,884	$3,841,314	$3,954,687	2	(5)

LIABILITIES
Deposits	$2,377,253	$2,340,179	$2,408,615	$2,471,544	$2,561,207	2	(7)
Federal funds purchased and securities loaned or sold
under repurchase agreements	246,396	202,613	239,939	222,719	223,858	22	10
Short-term borrowings	42,241	44,027	47,866	58,422	57,586	(4)	(27)
Trading liabilities:
Debt and equity instruments	145,153	126,835	133,175	137,891	144,280	14	1
Derivative payables	44,711	51,141	56,703	52,417	57,803	(13)	(23)
Accounts payable and other liabilities	275,077	300,141	300,016	313,326	320,671	(8)	(14)
Beneficial interests issued by consolidated VIEs	14,903	12,610	12,079	10,640	10,144	18	47
Long-term debt	295,489	295,865	287,473	288,212	293,239	—	1
TOTAL LIABILITIES	3,441,223	3,373,411	3,485,866	3,555,171	3,668,788	2	(6)

STOCKHOLDERS’ EQUITY
Preferred stock	27,404	27,404	32,838	32,838	32,838	—	(17)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,155	89,044	88,865	88,614	88,260	—	1
Retained earnings	306,208	296,456	288,776	282,445	277,177	3	10
Accumulated other comprehensive income/(loss) (“AOCI”)	(14,418)	(17,341)	(19,134)	(14,369)	(9,567)	17	(51)
Treasury stock, at cost	(109,372)	(107,336)	(107,432)	(107,490)	(106,914)	(2)	(2)
TOTAL STOCKHOLDERS’ EQUITY	303,082	292,332	288,018	286,143	285,899	4	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,744,305	$3,665,743	$3,773,884	$3,841,314	$3,954,687	2	(5)

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q23 Change
AVERAGE BALANCES	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
ASSETS
Deposits with banks	$505,662	$595,631	$652,321	$694,644	$742,311	(15)%	(32)%
Federal funds sold and securities purchased under resale agreements	313,187	306,173	322,053	305,132	294,951	2	6
Securities borrowed	192,843	192,412	204,479	207,437	218,030	—	(12)
Trading assets - debt instruments	357,682	302,825	283,414	273,736	272,116	18	31
Investment securities	622,050	625,388	647,165	672,799	671,165	(1)	(7)
Loans	1,129,624	1,126,002	1,112,761	1,093,106	1,068,637	—	6
All other interest-earning assets (a)	95,709	116,640	122,756	139,040	134,741	(18)	(29)
Total interest-earning assets	3,216,757	3,265,071	3,344,949	3,385,894	3,401,951	(1)	(5)
Trading assets - equity and other instruments	152,081	126,138	129,221	151,309	156,908	21	(3)
Trading assets - derivative receivables	64,526	78,476	83,950	84,483	67,334	(18)	(4)
All other noninterest-earning assets	276,613	285,586	284,127	289,957	280,595	(3)	(1)
TOTAL ASSETS	$3,709,977	$3,755,271	$3,842,247	$3,911,643	$3,906,788	(1)	(5)
LIABILITIES
Interest-bearing deposits	$1,670,036	$1,695,233	$1,728,852	$1,790,421	$1,781,320	(1)	(6)
Federal funds purchased and securities loaned or
sold under repurchase agreements	252,310	247,934	239,582	233,376	250,215	2	1
Short-term borrowings (b)	38,763	39,843	45,797	50,833	47,871	(3)	(19)
Trading liabilities - debt and all other interest-bearing liabilities (c)	277,576	256,533	278,049	274,435	263,025	8	6
Beneficial interests issued by consolidated VIEs	13,483	12,312	11,039	10,577	10,891	10	24
Long-term debt	249,336	246,978	253,012	246,195	254,180	1	(2)
Total interest-bearing liabilities	2,501,504	2,498,833	2,556,331	2,605,837	2,607,502	—	(4)
Noninterest-bearing deposits	650,443	684,921	716,518	741,891	734,233	(5)	(11)
Trading liabilities - equity and other instruments	29,769	35,415	36,985	40,937	43,394	(16)	(31)
Trading liabilities - derivative payables	49,357	56,988	56,994	61,026	54,522	(13)	(9)
All other noninterest-bearing liabilities	180,303	191,929	189,637	181,128	181,105	(6)	—
TOTAL LIABILITIES	3,411,376	3,468,086	3,556,465	3,630,819	3,620,756	(2)	(6)
Preferred stock	27,404	28,415	32,838	32,838	33,526	(4)	(18)
Common stockholders’ equity	271,197	258,770	252,944	247,986	252,506	5	7
TOTAL STOCKHOLDERS’ EQUITY	298,601	287,185	285,782	280,824	286,032	4	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,709,977	$3,755,271	$3,842,247	$3,911,643	$3,906,788	(1)	(5)

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	3.87%	3.14%	1.83%	0.62%	0.13%
Federal funds sold and securities purchased under resale agreements	4.06	2.95	1.74	0.71	0.55
Securities borrowed (e)	3.61	2.84	1.50	0.33	(0.16)
Trading assets - debt instruments	4.15	3.75	3.36	3.02	2.65
Investment securities	2.79	2.36	1.84	1.55	1.38
Loans	6.37	5.83	5.00	4.28	4.05
All other interest-earning assets (a)	7.50	5.76	3.57	1.85	0.97
Total interest-earning assets	4.68	4.03	3.05	2.22	1.86

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	1.85	1.37	0.73	0.20	0.04
Federal funds purchased and securities loaned or
sold under repurchase agreements	4.51	3.15	1.98	0.76	0.18
Short-term borrowings (b)	4.40	3.60	1.98	0.91	0.36
Trading liabilities - debt and all other interest-bearing liabilities (c)	2.88	2.38	1.49	0.69	0.30
Beneficial interests issued by consolidated VIEs	4.43	3.74	2.24	1.11	0.69
Long-term debt	5.39	4.87	3.77	2.54	1.72
Total interest-bearing liabilities	2.64	2.04	1.26	0.54	0.25

INTEREST RATE SPREAD	2.04	1.99	1.79	1.68	1.61
NET YIELD ON INTEREST-EARNING ASSETS	2.63	2.47	2.09	1.80	1.67
Memo: Net yield on interest-earning assets excluding Markets (f)	3.80	3.41	2.81	2.26	1.95
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Negative interest and rates reflect the net impact of interest earned offset by fees paid on client-driven prime brokerage securities borrowed transactions.
(f)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
OTHER INCOME
Other income - reported	$1,007	$1,392	$900	$540	$1,490	(28)%	(32)%
Fully taxable-equivalent adjustments (a)	867	898	663	812	775	(3)	12
Other income - managed	$1,874	$2,290	$1,563	$1,352	$2,265	(18)	(17)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$17,638	$14,355	$15,198	$15,587	$16,845	23	5
Fully taxable-equivalent adjustments	867	898	663	812	775	(3)	12
Total noninterest revenue - managed	$18,505	$15,253	$15,861	$16,399	$17,620	21	5

NET INTEREST INCOME
Net interest income - reported	$20,711	$20,192	$17,518	$15,128	$13,872	3	49
Fully taxable-equivalent adjustments (a)	120	121	112	103	98	(1)	22
Net interest income - managed	$20,831	$20,313	$17,630	$15,231	$13,970	3	49

TOTAL NET REVENUE
Total net revenue - reported	$38,349	$34,547	$32,716	$30,715	$30,717	11	25
Fully taxable-equivalent adjustments	987	1,019	775	915	873	(3)	13
Total net revenue - managed	$39,336	$35,566	$33,491	$31,630	$31,590	11	25

PRE-PROVISION PROFIT
Pre-provision profit - reported	$18,242	$15,525	$13,538	$11,966	$11,526	18	58
Fully taxable-equivalent adjustments	987	1,019	775	915	873	(3)	13
Pre-provision profit - managed	$19,229	$16,544	$14,313	$12,881	$12,399	16	55

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$15,967	$13,237	$12,001	$10,865	$10,063	21	59
Fully taxable-equivalent adjustments	987	1,019	775	915	873	(3)	13
Income before income tax expense - managed	$16,954	$14,256	$12,776	$11,780	$10,936	19	55

INCOME TAX EXPENSE
Income tax expense - reported	$3,345	$2,229	$2,264	$2,216	$1,781	50	88
Fully taxable-equivalent adjustments	987	1,019	775	915	873	(3)	13
Income tax expense - managed	$4,332	$3,248	$3,039	$3,131	$2,654	33	63

OVERHEAD RATIO
Overhead ratio - reported	52%	55%	59%	61%	62%
Overhead ratio - managed	51	53	57	59	61

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
										1Q23 Change
	1Q23	4Q22		3Q22		2Q22		1Q22		4Q22	1Q22
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$16,456	$15,793	(a)	$14,281	(a)	$12,558	(a)	$12,182	(a)	4%	35%
Corporate & Investment Bank	13,600	10,598	(a)	11,925	(a)	12,003	(a)	13,576	(a)	28	—
Commercial Banking	3,511	3,404		3,048		2,683		2,398		3	46
Asset & Wealth Management	4,784	4,588		4,539		4,306		4,315		4	11
Corporate	985	1,183		(302)		80		(881)		(17)	NM
TOTAL NET REVENUE	$39,336	$35,566		$33,491		$31,630		$31,590		11	25

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$8,065	$7,912	(a)	$7,983	(a)	$7,658	(a)	$7,655	(a)	2	5
Corporate & Investment Bank	7,483	6,495	(a)	6,682	(a)	6,810	(a)	7,363	(a)	15	2
Commercial Banking	1,308	1,254		1,180		1,156		1,129		4	16
Asset & Wealth Management	3,091	3,022		3,028		2,919		2,860		2	8
Corporate	160	339		305		206		184		(53)	(13)
TOTAL NONINTEREST EXPENSE	$20,107	$19,022		$19,178		$18,749		$19,191		6	5

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,391	$7,881		$6,298		$4,900		$4,527		6	85
Corporate & Investment Bank	6,117	4,103		5,243		5,193		6,213		49	(2)
Commercial Banking	2,203	2,150		1,868		1,527		1,269		2	74
Asset & Wealth Management	1,693	1,566		1,511		1,387		1,455		8	16
Corporate	825	844		(607)		(126)		(1,065)		(2)	NM
PRE-PROVISION PROFIT	$19,229	$16,544		$14,313		$12,881		$12,399		16	55

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,402	$1,845		$529		$761		$678		(24)	107
Corporate & Investment Bank	58	141		513		59		445		(59)	(87)
Commercial Banking	417	284		618		209		157		47	166
Asset & Wealth Management	28	32		(102)		44		154		(13)	(82)
Corporate	370	(14)		(21)		28		29		NM	NM
PROVISION FOR CREDIT LOSSES	$2,275	$2,288		$1,537		$1,101		$1,463		(1)	56

NET INCOME/(LOSS)
Consumer & Community Banking	$5,243	$4,556		$4,344		$3,108		$2,908		15	80
Corporate & Investment Bank	4,421	3,314		3,522		3,717		4,372		33	1
Commercial Banking	1,347	1,423		946		994		850		(5)	58
Asset & Wealth Management	1,367	1,134		1,219		1,004		1,008		21	36
Corporate	244	581		(294)		(174)		(856)		(58)	NM
TOTAL NET INCOME	$12,622	$11,008		$9,737		$8,649		$8,282		15	52

(a) In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2023
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023		2022	2022	2022	2022	2022	2022
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$227,142	(c)	$218,934	$209,661	$207,436	$207,903	4%	9%
Tier 1 capital	253,824	(c)	245,631	236,363	239,705	240,076	3	6
Total capital	286,414	(c)	277,769	268,076	268,339	269,536	3	6
Risk-weighted assets	1,650,014	(c)	1,653,538	1,678,498	1,704,893	1,750,678	—	(6)
CET1 capital ratio	13.8%	(c)	13.2%	12.5%	12.2%	11.9%
Tier 1 capital ratio	15.4	(c)	14.9	14.1	14.1	13.7
Total capital ratio	17.4	(c)	16.8	16.0	15.7	15.4

Advanced
CET1 capital	$227,142	(c)	$218,934	$209,661	$207,436	$207,903	4	9
Tier 1 capital	253,824	(c)	245,631	236,363	239,705	240,076	3	6
Total capital	273,111	(c)	264,583	256,157	257,329	258,989	3	5
Risk-weighted assets	1,634,230	(c)	1,609,773	1,609,968	1,613,210	1,643,453	2	(1)
CET1 capital ratio	13.9%	(c)	13.6%	13.0%	12.9%	12.7%
Tier 1 capital ratio	15.5	(c)	15.3	14.7	14.9	14.6
Total capital ratio	16.7	(c)	16.4	15.9	16.0	15.8

Leverage-based capital metrics
Adjusted average assets (b)	$3,656,585	(c)	$3,703,873	$3,791,804	$3,861,979	$3,857,783	(1)	(5)
Tier 1 leverage ratio	6.9%	(c)	6.6%	6.2%	6.2%	6.2%

Total leverage exposure	$4,327,687	(c)	$4,367,092	$4,460,636	$4,563,099	$4,586,537	(1)	(6)
SLR	5.9%	(c)	5.6%	5.3%	5.3%	5.2%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$488,246	(c)	$486,044	$473,241	$466,715	$462,690	—	6

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$218,934		$209,661	$207,436	$207,903	$213,942	4	2
Net income applicable to common equity	12,266		10,652	9,305	8,239	7,885	15	56
Dividends declared on common stock	(2,963)		(2,972)	(2,974)	(2,971)	(2,976)	—	—
Net purchase of treasury stock	(2,036)		96	58	(576)	(1,499)	NM	(36)
Changes in additional paid-in capital	111		179	251	354	(155)	(38)	NM
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	2,212		1,865	(2,145)	(4,031)	(7,453)	19	NM
Translation adjustments, net of hedges	197		711	(581)	(679)	(62)	(72)	NM
Fair value hedges	(21)		(101)	38	51	110	79	NM
Defined benefit pension and other postretirement employee benefit plans	(55)		(324)	(1,004)	20	67	83	NM
Changes related to other CET1 capital adjustments	(1,503)	(c)	(833)	(723)	(874)	(1,956)	(80)	23
Change in Standardized/Advanced CET1 capital	8,208	(c)	9,273	2,225	(467)	(6,039)	(11)	NM
Standardized/Advanced CET1 capital, ending balance	$227,142	(c)	$218,934	$209,661	$207,436	$207,903	4	9

(a)The capital metrics reflect the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Mar 31, 2023
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023	2022	2022	2022	2022	2022	2022
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$275,678	$264,928	$255,180	$253,305	$253,061	4	9
Less: Goodwill	52,144	51,662	51,461	50,697	50,298	1	4
Less: Other intangible assets	2,191	1,224	1,205	1,224	893	79	145
Add: Certain deferred tax liabilities (b)	2,754	2,510	2,509	2,509	2,496	10	10
Total tangible common equity	$224,097	$214,552	$205,023	$203,893	$204,366	4	10

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$271,197	$258,770	$252,944	$247,986	$252,506	5	7
Less: Goodwill	51,716	51,586	51,323	50,575	50,307	—	3
Less: Other intangible assets	1,296	1,217	1,208	1,119	896	6	45
Add: Certain deferred tax liabilities (b)	2,549	2,508	2,512	2,503	2,498	2	2
Total tangible common equity	$220,734	$208,475	$202,925	$198,795	$203,801	6	8

INTANGIBLE ASSETS (period-end)
Goodwill	$52,144	$51,662	$51,461	$50,697	$50,298	1	4
Mortgage servicing rights	7,755	7,973	8,140	7,439	7,294	(3)	6
Other intangible assets	2,191	1,224	1,205	1,224	893	79	145
Total intangible assets	$62,090	$60,859	$60,806	$59,360	$58,485	2	6

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
EARNINGS PER SHARE
Basic earnings per share
Net income	$12,622	$11,008	$9,737	$8,649	$8,282	15%	52%
Less: Preferred stock dividends	356	356	432	410	397	—	(10)
Net income applicable to common equity	12,266	10,652	9,305	8,239	7,885	15	56
Less: Dividends and undistributed earnings allocated to
participating securities	73	54	50	44	40	35	83
Net income applicable to common stockholders	$12,193	$10,598	$9,255	$8,195	$7,845	15	55

Total weighted-average basic shares outstanding	2,968.5	2,962.9	2,961.2	2,962.2	2,977.0	—	—
Net income per share	$4.11	$3.58	$3.13	$2.77	$2.64	15	56

Diluted earnings per share
Net income applicable to common stockholders	$12,193	$10,598	$9,255	$8,195	$7,845	15	55
Total weighted-average basic shares outstanding	2,968.5	2,962.9	2,961.2	2,962.2	2,977.0	—	—
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.2	4.2	4.2	4.1	4.0	—	5
Total weighted-average diluted shares outstanding	2,972.7	2,967.1	2,965.4	2,966.3	2,981.0	—	—
Net income per share	$4.10	$3.57	$3.12	$2.76	$2.63	15	56

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	$1.00	$1.00	—	—
Dividend payout ratio	24%	28%	32%	36%	38%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	22.0	—	—	5.0	18.1	NM	22
Average price paid per share of common stock	$133.67	$—	$—	$124.88	$138.04	NM	(3)
Aggregate repurchases of common stock	2,940	—	—	622	2,500	NM	18

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	10.0	1.2	0.6	0.5	11.0	NM	(9)
Net impact of employee issuances on stockholders’ equity (b)	$1,028	$273	$304	$398	$843	277	22

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. In the second half of 2022, as a result of the expected increases in regulatory capital requirements, the Firm temporarily suspended share repurchases. In the first quarter of 2023, the Firm resumed repurchasing shares under its common share repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
										1Q23 Change
	1Q23	4Q22		3Q22		2Q22		1Q22		4Q22	1Q22
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$823	$834		$822		$855		$805		(1)%	2%
Asset management fees	676	662		662		684		726		2%	(7)%
Mortgage fees and related income	223	90		313		377		456		148	(51)
Card income	739	694	(d)	613	(d)	621	(d)	541	(d)	6	37
All other income (a)	1,162	1,189	(d)	1,302	(d)	1,313	(d)	1,327	(d)	(2)	(12)
Noninterest revenue	3,623	3,469		3,712		3,850		3,855		4	(6)
Net interest income	12,833	12,324		10,569		8,708		8,327		4	54
TOTAL NET REVENUE	16,456	15,793		14,281		12,558		12,182		4	35

Provision for credit losses	1,402	1,845		529		761		678		(24)	107

NONINTEREST EXPENSE
Compensation expense	3,545	3,339		3,345		3,237		3,171		6	12
Noncompensation expense (b)	4,520	4,573	(d)	4,638	(d)	4,421	(d)	4,484	(d)	(1)	1
TOTAL NONINTEREST EXPENSE	8,065	7,912		7,983		7,658		7,655		2	5

Income before income tax expense	6,989	6,036		5,769		4,139		3,849		16	82
Income tax expense	1,746	1,480		1,425		1,031		941		18	86
NET INCOME	$5,243	$4,556		$4,344		$3,108		$2,908		15	80

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management	$10,041	$9,582	(d)	$7,960	(d)	$6,502	(d)	$6,015	(d)	5	67
Home Lending	720	584		920		1,001		1,169		23	(38)
Card Services & Auto	5,695	5,627		5,401		5,055		4,998		1	14

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	75	43		93		150		211		74	(64)
Net mortgage servicing revenue (c)	148	47		220		227		245		215	(40)
Mortgage fees and related income	$223	$90		$313		$377		$456		148	(51)

FINANCIAL RATIOS
ROE	40%	35%		34%	(d)	24%		23%
Overhead ratio	49	50		56		61		63

(a)Includes operating lease income and commissions and other fees. For the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, included operating lease income of $741 million, $777 million, $854 million, $929 million and $1.0 billion, respectively.
(b)Included depreciation expense on leased assets of $407 million, $463 million, $605 million, $652 million and $694 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(c)Included MSR risk management results of $(12) million, $(98) million, $54 million, $28 million and $109 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(d)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$506,382	$514,085	$500,752	$500,219	$486,183	(1)%	4%

Loans:
Banking & Wealth Management (a)	28,038	29,008	30,230	31,494	32,772	(3)	(14)
Home Lending (b)	172,058	172,554	174,618	176,939	172,025	—	—
Card Services	180,079	185,175	170,462	165,494	152,283	(3)	18
Auto	69,556	68,191	67,201	67,842	69,251	2	—
Total loans	449,731	454,928	442,511	441,769	426,331	(1)	5

Deposits	1,147,474	1,131,611	1,173,241	1,178,825	1,189,308	1	(4)
Equity	52,000	50,000	50,000	50,000	50,000	4	4

SELECTED BALANCE SHEET DATA (average)
Total assets	$506,775	$504,859	$498,858	$496,177	$488,967	—	4

Loans:
Banking & Wealth Management	28,504	29,412	30,788	32,294	33,742	(3)	(16)
Home Lending (c)	172,124	174,487	176,852	177,330	176,488	(1)	(2)
Card Services	180,451	177,026	168,125	158,434	149,398	2	21
Auto	68,744	67,623	66,979	68,569	69,250	2	(1)
Total loans	449,823	448,548	442,744	436,627	428,878	—	5

Deposits	1,112,967	1,142,523	1,174,227	1,180,453	1,153,513	(3)	(4)
Equity	52,000	50,000	50,000	50,000	50,000	4	4

Headcount	135,983	135,347	133,803	130,907	129,268	—	5

(a)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 included $205 million, $350 million, $791 million, $1.5 billion and $2.9 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, Home Lending loans held-for-sale and loans at fair value were $4.2 billion, $3.0 billion, $4.1 billion, $5.2 billion and $5.8 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $3.5 billion, $4.5 billion, $5.9 billion, $8.1 billion and $10.8 billion for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,835	$3,899	$3,936	$4,217	$4,531	(2)%	(15)%
Net charge-offs/(recoveries)
Banking & Wealth Management	79	95	105	81	89	(17)	(11)
Home Lending	(18)	(33)	(59)	(68)	(69)	45	74
Card Services	922	725	592	580	506	27	82
Auto	69	58	41	18	27	19	156
Total net charge-offs/(recoveries)	$1,052	$845	$679	$611	$553	24	90
Net charge-off/(recovery) rate
Banking & Wealth Management (c)	1.12%	1.28%	1.35%	1.01%	1.07%
Home Lending	(0.04)	(0.08)	(0.14)	(0.16)	(0.17)
Card Services	2.07	1.62	1.40	1.47	1.37
Auto	0.41	0.34	0.24	0.11	0.16
Total net charge-off/(recovery) rate	0.96	0.75	0.62	0.57	0.54

30+ day delinquency rate
Home Lending (d)(e)	0.81%	0.83%	0.78%	0.85%	1.03%
Card Services	1.68	1.45	1.23	1.05	1.09
Auto	0.90	1.01	0.75	0.69	0.57

90+ day delinquency rate - Card Services	0.83	0.68	0.57	0.51	0.54

Allowance for loan losses
Banking & Wealth Management	$720	$722	$722	$697	$697	—	3
Home Lending	427	867	667	785	785	(51)	(46)
Card Services	11,400	11,200	10,400	10,400	10,250	2	11
Auto	716	715	715	740	738	—	(3)
Total allowance for loan losses	$13,263 (f)	$13,504	$12,504	$12,622	$12,470	(2)	6

(a)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $164 million, $187 million, $219 million, $257 million and $315 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.
(c)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022 included $205 million, $350 million, $791 million, $1.5 billion and $2.9 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(d)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $353 million, $449 million, $454 million, $513 million and $728 million in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $219 million, $258 million, $284 million, $315 million and $370 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance resulted in a net decrease in the allowance for loan losses of $591 million in CCB, driven by residential real estate and credit card. Refer to Credit-related information on pages 27-28, and Note 1 of the Firm’s 2022 Form 10-K for further information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
BUSINESS METRICS
Number of:
Branches	4,784	4,787	4,802	4,822	4,810	—%	(1)%
Active digital customers (in thousands) (a)	64,998	63,136	61,985	60,735	60,286	3	8
Active mobile customers (in thousands) (b)	50,933	49,710	48,904	47,436	46,527	2	9

Debit and credit card sales volume (in billions)	$387.3	$411.1	$395.8	$397.0	$351.5	(6)	10
Total payments transaction volume (in trillions) (c)	1.4	1.4	1.4	1.5	1.3	—	8

Banking & Wealth Management
Average deposits	$1,098,494	$1,126,420	$1,156,933	$1,163,423	$1,136,115	(2)	(3)
Deposit margin	2.78%	2.48%	1.83%	1.31%	1.22%
Business Banking average loans	$19,884	$20,467	$21,263	$22,769	$24,816	(3)	(20)
Business Banking origination volume	1,027	1,081	977	1,196	1,028	(5)	—
Client investment assets (d)	690,819	647,120	615,048	628,479	696,316	7	(1)
Number of client advisors	5,125	5,029	5,017	4,890	4,816	2	6

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$3.6	$4.6	$7.8	$11.0	$15.1	(22)	(76)
Correspondent	2.1	2.1	4.3	10.9	9.6	—	(78)
Total mortgage origination volume (e)	$5.7	$6.7	$12.1	$21.9	$24.7	(15)	(77)
Third-party mortgage loans serviced (period-end)	575.9	584.3	586.7	575.6	575.4	(1)	—
MSR carrying value (period-end)	7.7	8.0	8.1	7.4	7.3	(4)	5

Card Services
Sales volume, excluding commercial card (in billions)	$266.2	$284.8	$272.3	$271.2	$236.4	(7)	13
Net revenue rate	10.38%	10.06%	9.92%	9.59%	9.87%
Net yield on average loans	9.89	9.78	9.81	9.50	9.99

Auto
Loan and lease origination volume (in billions)	$9.2	$7.5	$7.5	$7.0	$8.4	23	10
Average auto operating lease assets	11,538	12,333	13,466	14,866	16,423	(6)	(30)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 21-23 for additional information.
(e)Firmwide mortgage origination volume was $6.8 billion, $8.5 billion, $15.2 billion, $27.9 billion and $30.2 billion for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
										1Q23 Change
	1Q23	4Q22		3Q22		2Q22		1Q22		4Q22	1Q22
INCOME STATEMENT
REVENUE
Investment banking fees	$1,654	$1,467		$1,762		$1,650		$2,050		13%	(19)%
Principal transactions	7,408	4,397		5,258		5,048		5,223		68	42
Lending- and deposit-related fees	539	548		589		641		641		(2)	(16)
Commissions and other fees	1,234	1,200		1,198		1,328		1,332		3	(7)
Card income	315	353	(c)	293	(c)	337	(c)	266	(c)	(11)	18
All other income	373	147	(c)	181	(c)	(199)	(c)	492	(c)	154	(24)
Noninterest revenue	11,523	8,112		9,281		8,805		10,004		42	15
Net interest income	2,077	2,486		2,644		3,198		3,572		(16)	(42)
TOTAL NET REVENUE (a)	13,600	10,598		11,925		12,003		13,576		28	—

Provision for credit losses	58	141		513		59		445		(59)	(87)

NONINTEREST EXPENSE
Compensation expense	4,085	3,091		3,311		3,510		4,006		32	2
Noncompensation expense	3,398	3,404	(c)	3,371	(c)	3,300	(c)	3,357	(c)	—	1
TOTAL NONINTEREST EXPENSE	7,483	6,495		6,682		6,810		7,363		15	2

Income before income tax expense	6,059	3,962		4,730		5,134		5,768		53	5
Income tax expense	1,638	648		1,208		1,417		1,396		153	17
NET INCOME	$4,421	$3,314		$3,522		$3,717		$4,372		33	1

FINANCIAL RATIOS
ROE	16%	12%		13%		14%		16%	(c)
Overhead ratio	55	61		56		57	(c)	54
Compensation expense as percentage of total net revenue	30	29		28		29		30

REVENUE BY BUSINESS
Investment Banking	$1,560	$1,389		$1,713		$1,351		$2,057		12	(24)
Payments	2,396	2,120	(c)	2,039	(c)	1,519	(c)	1,901	(c)	13	26
Lending	267	323		323		410		321		(17)	(17)
Total Banking	4,223	3,832		4,075		3,280		4,279		10	(1)
Fixed Income Markets	5,699	3,739		4,469		4,711		5,698		52	—
Equity Markets	2,683	1,931		2,302		3,079		3,055		39	(12)
Securities Services	1,148	1,159		1,110		1,151		1,068		(1)	7
Credit Adjustments & Other (b)	(153)	(63)		(31)		(218)		(524)		(143)	71
Total Markets & Securities Services	9,377	6,766		7,850		8,723		9,297		39	1
TOTAL NET REVENUE	$13,600	$10,598		$11,925		$12,003		$13,576		28	—

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits and other tax benefits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; and tax-exempt income from municipal bonds of $839 million, $854 million, $626 million, $772 million and $737 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,436,237	$1,334,296	$1,384,618	$1,403,558	$1,460,463	8%	(2)%
Loans:
Loans retained (a)	187,133	187,642	180,604	171,219	167,791	—	12
Loans held-for-sale and loans at fair value (b)	38,335	42,304	40,357	46,032	47,260	(9)	(19)
Total loans	225,468	229,946	220,961	217,251	215,051	(2)	5

Equity	108,000	103,000	103,000	103,000	103,000	5	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,429,662	$1,384,255	$1,403,247	$1,429,953	$1,407,835	3	2
Trading assets - debt and equity instruments	488,767	406,692	386,895	411,079	419,346	20	17
Trading assets - derivative receivables	64,016	77,669	83,084	83,582	66,692	(18)	(4)
Loans:
Loans retained (a)	185,572	182,873	176,469	169,909	160,976	1	15
Loans held-for-sale and loans at fair value (b)	42,569	42,895	45,150	48,048	51,398	(1)	(17)
Total loans	228,141	225,768	221,619	217,957	212,374	1	7

Equity	108,000	103,000	103,000	103,000	103,000	5	5

Headcount	74,352	73,452	71,797	69,447	68,292	1	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$50	$7	$17	$38	$20	NM	150
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	832	718	583	697	871	16	(4)
Nonaccrual loans held-for-sale and loans at fair value (d)	808	848	824	840	949	(5)	(15)
Total nonaccrual loans	1,640	1,566	1,407	1,537	1,820	5	(10)

Derivative receivables	291	296	339	447	597	(2)	(51)
Assets acquired in loan satisfactions	86	87	85	84	91	(1)	(5)
Total nonperforming assets	2,017	1,949	1,831	2,068	2,508	3	(20)
Allowance for credit losses:
Allowance for loan losses	2,454	2,292	2,032	1,809	1,687	7	45
Allowance for lending-related commitments	1,301	1,448	1,582	1,358	1,459	(10)	(11)
Total allowance for credit losses	3,755	3,740	3,614	3,167	3,146	—	19

Net charge-off/(recovery) rate (a)(e)	0.11%	0.02%	0.04%	0.09%	0.05%
Allowance for loan losses to period-end loans retained (a)	1.31	1.22	1.13	1.06	1.01
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.81	1.67	1.49	1.38	1.31
Allowance for loan losses to nonaccrual loans retained (a)(c)	295	319	349	260	194
Nonaccrual loans to total period-end loans	0.73	0.68	0.64	0.71	0.85

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $153 million, $104 million, $111 million, $130 million and $226 million were held against these nonaccrual loans at March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(d)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $99 million, $115 million, $143 million, $196 million and $283 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
BUSINESS METRICS
Advisory	$756	$738	$848	$664	$801	2%	(6)%
Equity underwriting	235	250	290	245	249	(6)	(6)
Debt underwriting	663	479	624	741	1,000	38	(34)
Total investment banking fees	$1,654	$1,467	$1,762	$1,650	$2,050	13	(19)

Client deposits and other third-party liabilities (average) (a)	633,729	649,694	669,215	722,388	709,121	(2)	(11)

Merchant processing volume (in billions) (b)	558.8	583.2	545.4	539.6	490.2	(4)	14

Assets under custody (“AUC”) (period-end) (in billions)	$29,725	$28,635	$27,157	$28,579	$31,571	4	(6)

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$56	$66	$64	$60	$47	(15)	19
Foreign exchange	10	11	9	8	4	(9)	150
Equities	7	13	11	11	12	(46)	(42)
Commodities and other	15	18	14	14	15	(17)	—
Diversification benefit to CIB trading VaR (d)	(44)	(50)	(47)	(43)	(33)	12	(33)
CIB trading VaR (c)	44	58	51	50	45	(24)	(2)
Credit Portfolio VaR (e)	11	10	10	17	29	10	(62)
Diversification benefit to CIB VaR (d)	(10)	(8)	(8)	(15)	(10)	(25)	—
CIB VaR	$45	$60	$53	$52	$64	(25)	(30)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 133–135 of the Firm’s 2022 Form 10-K for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$227	$243	$288	$348	$364	(7)%	(38)%
Card income	173	171	177	170	167	1	4
All other income	381	315	371	386	336	21	13
Noninterest revenue	781	729	836	904	867	7	(10)
Net interest income	2,730	2,675	2,212	1,779	1,531	2	78
TOTAL NET REVENUE (a)	3,511	3,404	3,048	2,683	2,398	3	46

Provision for credit losses	417	284	618	209	157	47	166

NONINTEREST EXPENSE
Compensation expense	641	607	577	559	553	6	16
Noncompensation expense	667	647	603	597	576	3	16
TOTAL NONINTEREST EXPENSE	1,308	1,254	1,180	1,156	1,129	4	16

Income before income tax expense	1,786	1,866	1,250	1,318	1,112	(4)	61
Income tax expense	439	443	304	324	262	(1)	68
NET INCOME	$1,347	$1,423	$946	$994	$850	(5)	58

REVENUE BY PRODUCT
Lending	$1,222	$1,185	$1,176	$1,058	$1,105	3	11
Payments (b)	2,028	1,989	1,618	1,253	1,022	2	98
Investment banking (b)(c)	250	196	224	234	219	28	14
Other	11	34	30	138	52	(68)	(79)
TOTAL NET REVENUE (a)	$3,511	$3,404	$3,048	$2,683	$2,398	3	46

Investment banking revenue, gross (d)	$881	$700	$761	$788	$729	26	21

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,681	$1,619	$1,366	$1,169	$980	4	72
Corporate Client Banking	1,176	1,109	1,052	927	830	6	42
Commercial Real Estate Banking	642	666	624	590	581	(4)	10
Other	12	10	6	(3)	7	20	71
TOTAL NET REVENUE (a)	$3,511	$3,404	$3,048	$2,683	$2,398	3	46

FINANCIAL RATIOS
ROE	18%	22%	14%	15%	13%
Overhead ratio	37	37	39	43	47

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $82 million, $100 million, $80 million, $73 million and $69 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)In the fourth quarter of 2022, certain revenue from CIB Markets products was reclassified from investment banking to payments. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Includes gross revenues earned by the Firm, that are subject to a revenue sharing arrangement with the CIB, for products sold to CB clients through the Investment Banking, Markets or Payments businesses. This includes revenues related to fixed income and equity markets products. Refer to page 61 of the Firm’s 2022 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$261,181	$257,106	$247,485	$242,456	$235,127	2%	11%
Loans:
Loans retained	238,752	233,879	231,829	223,541	213,073	2	12
Loans held-for-sale and loans at fair value	1,538	707	137	566	1,743	118	(12)
Total loans	$240,290	$234,586	$231,966	$224,107	$214,816	2	12
Equity	28,500	25,000	25,000	25,000	25,000	14	14

Period-end loans by client segment
Middle Market Banking (a)	$73,329	$72,625	$71,707	$68,535	$64,306	1	14
Corporate Client Banking	58,256	53,840	52,940	49,503	46,720	8	25
Commercial Real Estate Banking	108,582	107,999	107,241	105,982	103,685	1	5
Other	123	122	78	87	105	1	17
Total loans (a)	$240,290	$234,586	$231,966	$224,107	$214,816	2	12

SELECTED BALANCE SHEET DATA (average)
Total assets	$255,468	$253,007	$246,318	$239,381	$233,474	1	9
Loans:
Loans retained	236,808	234,654	227,539	218,478	208,540	1	14
Loans held-for-sale and loans at fair value	1,155	673	1,589	1,004	2,147	72	(46)
Total loans	$237,963	$235,327	$229,128	$219,482	$210,687	1	13
Client deposits and other third-party liabilities	265,971	278,924	281,336	300,425	316,921	(5)	(16)
Equity	28,500	25,000	25,000	25,000	25,000	14	14

Average loans by client segment
Middle Market Banking	$73,030	$72,109	$70,002	$66,640	$62,437	1	17
Corporate Client Banking	56,581	55,137	52,432	47,832	45,595	3	24
Commercial Real Estate Banking	108,143	107,831	106,546	104,890	102,498	—	6
Other	209	250	148	120	157	(16)	33
Total loans	$237,963	$235,327	$229,128	$219,482	$210,687	1	13

Headcount	15,026	14,687	14,299	13,811	13,220	2	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$37	$35	$42	$1	$6	6	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	918	766	836	761	751	20	22
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—
Total nonaccrual loans	918	766	836	761	751	20	22

Assets acquired in loan satisfactions	—	—	7	8	17	—	NM
Total nonperforming assets	918	766	843	769	768	20	20
Allowance for credit losses:
Allowance for loan losses	3,566	3,324	3,050	2,602	2,357	7	51
Allowance for lending-related commitments	966	830	864	725	762	16	27
Total allowance for credit losses	4,532	4,154	3,914	3,327	3,119	9	45

Net charge-off/(recovery) rate (c)	0.06%	0.06%	0.07%	—%	0.01%
Allowance for loan losses to period-end loans retained	1.49	1.42	1.32	1.16	1.11
Allowance for loan losses to nonaccrual loans retained (b)	388	434	365	342	314
Nonaccrual loans to period-end total loans	0.38	0.33	0.36	0.34	0.35

(a)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, total loans included $88 million, $132 million, $205 million, $335 million, and $640 million of loans, respectively, under the PPP, of which $80 million, $123 million, $187 million, $306 million and $604 million, were in Middle Market Banking. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $170 million, $153 million, $150 million, $74 million and $104 million was held against nonaccrual loans retained at March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
INCOME STATEMENT
REVENUE
Asset management fees	$2,761	$2,742	$2,803	$2,797	$2,899	1%	(5)%
Commissions and other fees	181	234	241	240	216	(23)%	(16)%
All other income	391	82	82	47	124	377	215
Noninterest revenue	3,333	3,058	3,126	3,084	3,239	9	3
Net interest income	1,451	1,530	1,413	1,222	1,076	(5)	35
TOTAL NET REVENUE	4,784	4,588	4,539	4,306	4,315	4	11

Provision for credit losses	28	32	(102)	44	154	(13)	(82)

NONINTEREST EXPENSE
Compensation expense	1,735	1,649	1,649	1,508	1,530	5	13
Noncompensation expense	1,356	1,373	1,379	1,411	1,330	(1)	2
TOTAL NONINTEREST EXPENSE	3,091	3,022	3,028	2,919	2,860	2	8

Income before income tax expense	1,665	1,534	1,613	1,343	1,301	9	28
Income tax expense	298	400	394	339	293	(26)	2
NET INCOME	$1,367	$1,134	$1,219	$1,004	$1,008	21	36

REVENUE BY LINE OF BUSINESS
Asset Management	$2,434	$2,158	$2,209	$2,137	$2,314	13	5
Global Private Bank	2,350	2,430	2,330	2,169	2,001	(3)	17
TOTAL NET REVENUE	$4,784	$4,588	$4,539	$4,306	$4,315	4	11

FINANCIAL RATIOS
ROE	34%	26%	28%	23%	23%
Overhead ratio	65	66	67	68	66
Pretax margin ratio:
Asset Management	37	27	31	29	33
Global Private Bank	33	39	40	33	27
Asset & Wealth Management	35	33	36	31	30

Headcount	26,773	26,041	25,769	23,981	23,366	3	15

Number of Global Private Bank client advisors	3,189	3,137	3,110	2,866	2,798	2	14

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$232,516	$232,037	$232,303	$235,553	$233,070	—%	—%
Loans	211,140	214,006	214,989	218,841	215,130	(1)	(2)
Deposits	225,831	233,130	242,315	257,437	287,293	(3)	(21)
Equity	16,000	17,000	17,000	17,000	17,000	(6)	(6)

SELECTED BALANCE SHEET DATA (average)
Total assets	$228,823	$230,149	$232,748	$234,565	$232,310	(1)	(2)
Loans	211,469	214,150	216,714	216,846	214,611	(1)	(1)
Deposits	224,354	236,965	253,026	268,861	287,756	(5)	(22)
Equity	16,000	17,000	17,000	17,000	17,000	(6)	(6)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(2)	$(2)	$(13)	$9	$(1)	—	(100)
Nonaccrual loans	477	459	467	620	626	4	(24)
Allowance for credit losses:
Allowance for loan losses	526	494	461	547	516	6	2
Allowance for lending-related commitments	19	20	21	22	19	(5)	—
Total allowance for credit losses	545	514	482	569	535	6	2
Net charge-off/(recovery) rate	—%	—%	(0.02)%	0.02%	—%
Allowance for loan losses to period-end loans	0.25	0.23	0.21	0.25	0.24
Allowance for loan losses to nonaccrual loans	110	108	99	88	82
Nonaccrual loans to period-end loans	0.23	0.21	0.22	0.28	0.29

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2023
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2023	2022	2022	2022	2022	2022	2022
Assets by asset class
Liquidity	$761	$654	$615	$654	$657	16%	16%
Fixed income	682	638	612	624	657	7	4
Equity	733	670	609	641	739	9	(1)
Multi-asset	627	603	577	615	699	4	(10)
Alternatives	203	201	203	209	208	1	(2)
TOTAL ASSETS UNDER MANAGEMENT	3,006	2,766	2,616	2,743	2,960	9	2
Custody/brokerage/administration/deposits	1,341	1,282	1,207	1,055	1,156	5	16
TOTAL CLIENT ASSETS (a)	$4,347	$4,048	$3,823	$3,798	$4,116	7	6

Assets by client segment
Private Banking	$826	$751	$698	$712	$777	10	6
Global Institutional	1,347	1,252	1,209	1,294	1,355	8	(1)
Global Funds	833	763	709	737	828	9	1
TOTAL ASSETS UNDER MANAGEMENT	$3,006	$2,766	$2,616	$2,743	$2,960	9	2

Private Banking	$2,090	$1,964	$1,848	$1,715	$1,880	6	11
Global Institutional	1,417	1,314	1,261	1,339	1,402	8	1
Global Funds	840	770	714	744	834	9	1
TOTAL CLIENT ASSETS (a)	$4,347	$4,048	$3,823	$3,798	$4,116	7	6

Assets under management rollforward
Beginning balance	$2,766	$2,616	$2,743	$2,960	$3,113
Net asset flows:
Liquidity	93	33	(36)	—	(52)
Fixed income	26	8	9	(1)	(3)
Equity	22	9	6	9	11
Multi-asset	(2)	(7)	(5)	(3)	6
Alternatives	1	—	2	1	5
Market/performance/other impacts	100	107	(103)	(223)	(120)
Ending balance	$3,006	$2,766	$2,616	$2,743	$2,960

Client assets rollforward
Beginning balance	$4,048	$3,823	$3,798	$4,116	$4,295
Net asset flows	152	70	(15)	(1)	(5)
Market/performance/other impacts	147	155	40	(317)	(174)
Ending balance	$4,347	$4,048	$3,823	$3,798	$4,116

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
										1Q23 Change
	1Q23		4Q22		3Q22		2Q22		1Q22	4Q22	1Q22
INCOME STATEMENT
REVENUE
Principal transactions	$82		$(7)		$(76)		$17		$(161)	NM	NM
Investment securities losses	(868)		(874)		(959)		(153)		(394)	1	(120)%
All other income	31		766	(e)	(59)		(108)		210	(96)	(85)
Noninterest revenue	(755)		(115)		(1,094)		(244)		(345)	NM	(119)
Net interest income	1,740		1,298		792		324		(536)	34	NM
TOTAL NET REVENUE (a)	985		1,183		(302)		80		(881)	(17)	NM

Provision for credit losses	370		(14)		(21)		28		29	NM	NM

NONINTEREST EXPENSE	160		339		305		206		184	(53)	(13)
Income/(loss) before income tax expense/(benefit)	455		858		(586)		(154)		(1,094)	(47)	NM
Income tax expense/(benefit)	211		277		(292)		20		(238)	(24)	NM
NET INCOME/(LOSS)	$244		$581		$(294)		$(174)		$(856)	(58)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,106		603		(180)		82		(944)	83	NM
Other Corporate	(121)		580		(122)		(2)		63	NM	NM
TOTAL NET REVENUE	$985		$1,183		$(302)		$80		$(881)	(17)	NM

NET INCOME/(LOSS)
Treasury and CIO	624		531		(68)		88		(748)	18	NM
Other Corporate	(380)		50		(226)		(262)		(108)	NM	(252)
TOTAL NET INCOME/(LOSS)	$244		$581		$(294)		$(174)		$(856)	(58)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,307,989		$1,328,219		$1,408,726		$1,459,528		$1,539,844	(2)	(15)
Loans	2,267		2,181		2,206		2,187		1,957	4	16
Deposits	19,458	(d)	14,203	(d)	14,449	(d)	13,191	(d)	1,434	37	NM

Headcount	44,743		44,196		42,806		40,348		39,802	1	12

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(868)		$(874)		$(959)		$(153)		$(394)	1	(120)
Available-for-sale securities (average)	202,776		195,788		209,008		252,121		304,314	4	(33)
Held-to-maturity securities (average) (b)	417,350		427,802		436,302		418,843		364,814	(2)	14
Investment securities portfolio (average)	$620,126		$623,590		$645,310		$670,964		$669,128	(1)	(7)
Available-for-sale securities (period-end)	195,228		203,981		186,441		220,213		310,909	(4)	(37)
Held-to-maturity securities (period-end) (b)	412,827		425,305		430,106		441,649		366,585	(3)	13
Investment securities portfolio, net of allowance for credit losses (period-end) (c)	$608,055		$629,286		$616,547		$661,862		$677,494	(3)	(10)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $56 million, $58 million, $59 million, $60 million and $58 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
(b)In January 2023, upon adoption of the Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method accounting guidance, the Firm elected to transfer $7.1 billion of HTM securities to AFS. The transferred securities were placed in a closed AFS securities portfolio as part of a portfolio layer method hedge. During 2022, the Firm transferred $78.3 billion of investment securities from AFS to HTM for capital management purposes. At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, the estimated fair value of the HTM securities portfolio was $382.0 billion, $388.6 billion, $389.8 billion, $415.6 billion and $350.5 billion, respectively. Refer to Accounting and Reporting Developments on page 153 of the Firm’s 2022 Form 10-K for additional information on the portfolio layer method.
(c)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, the allowance for credit losses on investment securities was $61 million, $67 million, $52 million, $47 million and $41 million, respectively.
(d)Predominantly relates to international consumer growth initiatives.
(e)Included a $914 million gain on sale of Visa B shares.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Mar 31, 2023
							Change
	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023	2022		2022	2022	2022	2022	2022
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$300,447	$300,753		$301,403	$302,631	$296,161	—%	1%
Loans held-for-sale and loans at fair value	10,986	10,622		12,393	14,581	16,328	3	(33)
Total consumer, excluding credit card loans	311,433	311,375		313,796	317,212	312,489	—	—

Credit card loans
Loans retained	180,079	185,175		170,462	165,494	152,283	(3)	18
Total credit card loans	180,079	185,175		170,462	165,494	152,283	(3)	18
Total consumer loans	491,512	496,550		484,258	482,706	464,772	(1)	6

Wholesale loans (b)
Loans retained	604,324	603,670		596,208	584,265	569,953	—	6
Loans held-for-sale and loans at fair value	33,060	35,427		32,167	37,184	38,560	(7)	(14)
Total wholesale loans	637,384	639,097		628,375	621,449	608,513	—	5

Total loans	1,128,896	1,135,647		1,112,633	1,104,155	1,073,285	(1)	5
Derivative receivables	59,274	70,880		92,534	81,317	73,636	(16)	(20)
Receivables from customers (c)	43,943	49,257		54,921	58,349	68,473	(11)	(36)
Total credit-related assets	1,232,113	1,255,784		1,260,088	1,243,821	1,215,394	(2)	1

Lending-related commitments
Consumer, excluding credit card	37,568	33,518		34,868	40,484	47,103	12	(20)
Credit card (d)	861,218	821,284		798,855	774,021	757,283	5	14
Wholesale	484,539	471,980	(g)	472,950	487,500	497,232	3	(3)
Total lending-related commitments	1,383,325	1,326,782		1,306,673	1,302,005	1,301,618	4	6

Total credit exposure	$2,615,438	$2,582,566		$2,566,761	$2,545,826	$2,517,012	1	4

Memo: Total by category
Consumer exposure (e)	$1,390,298	$1,351,352		$1,317,981	$1,297,211	$1,269,158	3	10
Wholesale exposure (f)	1,225,140	1,231,214		1,248,780	1,248,615	1,247,854	—	(2)
Total credit exposure	$2,615,438	$2,582,566		$2,566,761	$2,545,826	$2,517,012	1	4

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2023
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023	2022	2022	2022	2022	2022	2022
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,843	$3,874	$3,917	$4,186	$4,485	(1)%	(14)%
Loans held-for-sale and loans at fair value	452	451	461	486	525	—	(14)
Total consumer nonaccrual loans	4,295	4,325	4,378	4,672	5,010	(1)	(14)

Wholesale nonaccrual loans
Loans retained	2,211	1,963	1,882	2,083	2,289	13	(3)
Loans held-for-sale and loans at fair value	389	432	414	407	459	(10)	(15)
Total wholesale nonaccrual loans	2,600	2,395	2,296	2,490	2,748	9	(5)

Total nonaccrual loans (b)	6,895	6,720	6,674	7,162	7,758	3	(11)

Derivative receivables	291	296	339	447	597	(2)	(51)
Assets acquired in loan satisfactions	232	231	230	236	250	—	(7)
Total nonperforming assets	7,418	7,247	7,243	7,845	8,605	2	(14)
Wholesale lending-related commitments (c)	401	455	470	397	767	(12)	(48)
Total nonperforming exposure	$7,819	$7,702	$7,713	$8,242	$9,372	2	(17)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.61%	0.59%	0.60%	0.65%	0.72%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.38	1.39	1.40	1.47	1.60
Total wholesale nonaccrual loans to total
wholesale loans	0.41	0.37	0.37	0.40	0.45

(a)At March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $263 million, $302 million, $362 million, $453 million and $598 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2022 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q23 Change
	1Q23		4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$19,139	(b)	$18,185	$17,750	$17,192	$16,386	5%	17%
Net charge-offs:
Gross charge-offs	1,451		1,210	1,104	1,036	976	20	49
Gross recoveries collected	(314)		(323)	(377)	(379)	(394)	3	20
Net charge-offs	1,137		887	727	657	582	28	95
Provision for loan losses	2,047		2,426	1,165	1,230	1,368	(16)	50
Other	4		2	(3)	(15)	20	100	(80)
Ending balance	$20,053		$19,726	$18,185	$17,750	$17,192	2	17

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,382		$2,551	$2,222	$2,358	$2,261	(7)	5
Provision for lending-related commitments	(13)		(169)	328	(135)	96	92	NM
Other	1		—	1	(1)	1	NM	—
Ending balance	$2,370		$2,382	$2,551	$2,222	$2,358	(1)	1

ALLOWANCE FOR INVESTMENT SECURITIES	$90		$96	$61	$47	$41	(6)	120

Total allowance for credit losses (a)	$22,513		$22,204	$20,797	$20,019	$19,591	1	15

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.18%		0.16%	0.10%	0.04%	0.06%
Credit card retained loans	2.07		1.62	1.40	1.47	1.37
Total consumer retained loans	0.89		0.70	0.56	0.53	0.50
Wholesale retained loans	0.06		0.03	0.04	0.03	0.02
Total retained loans	0.43		0.33	0.27	0.25	0.24

Memo: Average retained loans
Consumer retained, excluding credit card loans	$300,585		$301,093	$301,347	$299,649	$295,460	—	2
Credit card retained loans	180,451		177,026	168,125	158,434	149,398	2	21
Total average retained consumer loans	481,036		478,119	469,472	458,083	444,858	1	8
Wholesale retained loans	601,401		599,817	590,490	577,850	559,395	—	8
Total average retained loans	$1,082,437		$1,077,936	$1,059,962	$1,035,933	$1,004,253	—	8

(a)At March 31, 2023, December 31, 2022 and September 30, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $20 million, $21 million and $30 million, respectively, and at March 31, 2023, excludes an allowance for credit losses associated with certain other assets in Corporate of $241 million.
(b)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance eliminated the existing accounting and disclosure requirements for trouble debt restructurings (“TDRs”), including the requirement to measure the allowance using a discounted cash flow (“DCF”) methodology. The Firm elected to apply its portfolio-based allowance approach to substantially all its non-collateral dependent modified loans to troubled borrowers, resulting in a net decrease in the beginning balance of the allowance for loan losses of $587 million, predominantly driven by residential real estate and credit card. Refer to Note 1 of the Firm’s 2022 Form 10-K for further information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Mar 31, 2023
							Change
	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2023	2022		2022	2022	2022	2022	2022
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(1,030)	$(624)	(d)	$(702)	$(676)	$(644)	(65)%	(60)%
Portfolio-based	2,696	2,664	(d)	2,521	2,605	2,538	1	6
Total consumer, excluding credit card	1,666	2,040		1,819	1,929	1,894	(18)	(12)
Credit card
Asset-specific (a)	—	223		218	227	262	NM	NM
Portfolio-based	11,400	10,977		10,182	10,173	9,988	4	14
Total credit card	11,400	11,200		10,400	10,400	10,250	2	11
Total consumer	13,066	13,240		12,219	12,329	12,144	(1)	8
Wholesale
Asset-specific (a)	437	467		450	332	485	(6)	(10)
Portfolio-based	6,550	6,019		5,516	5,089	4,563	9	44
Total wholesale	6,987	6,486		5,966	5,421	5,048	8	38
Total allowance for loan losses	20,053	19,726		18,185	17,750	17,192	2	17
Allowance for lending-related commitments	2,370	2,382		2,551	2,222	2,358	(1)	1
Allowance for investment securities	90	96		61	47	41	(6)	120
Total allowance for credit losses	$22,513	$22,204		$20,797	$20,019	$19,591	1	15

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.55%	0.68%		0.60%	0.64%	0.64%
Credit card allowance to total credit card retained loans	6.33	6.05		6.10	6.28	6.73
Wholesale allowance to total wholesale retained loans	1.16	1.07		1.00	0.93	0.89
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (b)	1.26	1.17		1.08	0.99	0.95
Total allowance to total retained loans	1.85	1.81		1.70	1.69	1.69
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)	43	53		46	46	42
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (c)	143	146		134	117	102
Wholesale allowance to wholesale retained nonaccrual loans	316	330		317	260	221
Total allowance to total retained nonaccrual loans	331	338		314	283	254

(a)On January 1, 2023, the Firm adopted the Financial Instruments – Credit Losses: Troubled Debt Restructurings accounting guidance under which it elected to change from an asset-specific allowance approach to its non-DCF, portfolio-based allowance approach for modified loans to troubled borrowers for all portfolios except collateral-dependent loans and nonaccrual risk-rated loans, for which the asset-specific allowance approach will continue to apply.
(b)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(c)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2022 Form 10-K.

	QUARTERLY TRENDS
						1Q23 Change
(in millions, except rates)	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22

Net interest income - reported	$20,711	$20,192	$17,518	$15,128	$13,872	3%	49%
Fully taxable-equivalent adjustments	120	121	112	103	98	(1)	22
Net interest income - managed basis (a)	$20,831	$20,313	$17,630	$15,231	$13,970	3	49
Less: Markets net interest income	(105)	315	707	1,549	2,218	NM	NM
Net interest income excluding Markets (a)	$20,936	$19,998	$16,923	$13,682	$11,752	5	78

Average interest-earning assets	$3,216,757	$3,265,071	$3,344,949	$3,385,894	$3,401,951	(1)	(5)
Less: Average Markets interest-earning assets	982,572	939,420	952,488	957,304	963,845	5	2
Average interest-earning assets excluding Markets	$2,234,185	$2,325,651	$2,392,461	$2,428,590	$2,438,106	(4)	(8)

Net yield on average interest-earning assets - managed basis	2.63%	2.47%	2.09%	1.80%	1.67%
Net yield on average Markets interest-earning assets	(0.04)	0.13	0.29	0.65	0.93
Net yield on average interest-earning assets excluding Markets	3.80	3.41	2.81	2.26	1.95

Noninterest revenue - reported	$17,638	$14,355	$15,198	$15,587	$16,845	23	5
Fully taxable-equivalent adjustments	867	898	663	812	775	(3)	12
Noninterest revenue - managed basis	$18,505	$15,253	$15,861	$16,399	$17,620	21	5
Less: Markets noninterest revenue	8,487	5,355	6,064	6,241	6,535	58	30
Noninterest revenue excluding Markets	$10,018	$9,898	$9,797	$10,158	$11,085	1	(10)

Memo: Markets total net revenue	$8,382	$5,670	$6,771	$7,790	$8,753	48	(4)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.